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                                                                 Exhibit 10(vii)
                            AMENDMENT NUMBER ELEVEN
                                      TO
                                NORTHERN TRUST
                         EMPLOYEE STOCK OWNERSHIP PLAN


WHEREAS, The Northern Trust Company (the "Company") maintains the Northern Trust Employee Stock Ownership Plan, as amended and restated effective January 1, 1989 (the "Plan");

WHEREAS, amendment of the Plan is deemed desirable;

NOW, THEREFORE, by virtue and in exercise of the amending power reserved to the Company under Section 13.1 of the Plan, and pursuant to the authority delegated to the undersigned officer by resolutions of the Board of Directors dated February 15, 2000, the Plan is hereby amended as follows:

Effective April 1, 2000, Schedule A is amended to add "Northern Trust Company of Connecticut (`NTCC') / Northern Trust Global Advisors, Inc (`NTGA') Acquired:
10/31/95" to the Affiliate Name Column and "DOH w/NTCC or NTGA (before or after acquisition)" to the ESOP Earliest Vesting Date Column.


IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer this 5/th/ day of April, 2000.



/s/ Martin J. Joyce, Jr.
------------------------
Martin J. Joyce, Jr.
Senior Vice President